NUVEEN NWQ EQUITY INCOME FUND

SUPPLEMENT DATED MAY 29, 2012

TO THE PROSPECTUS DATED OCTOBER 31, 2011

1.	The last sentence of the section “Fund Summary—Nuveen NWQ Equity Income Fund—Principal Investment Strategies” is deleted in its entirety and replaced with the following sentence:

The fund may also invest up to 35% of its net assets in non-U.S. securities, including up to 10% of its net assets in securities of companies located in emerging markets.

2.	The first sentence of the section “How We Manage Your Money—More About Our Investment Strategies—Non-U.S. Investments” is deleted in its entirety and replaced with the following sentence:

Although the fund invests primarily in U.S. equity securities, the fund may invest up to 35% of its net assets in non-U.S. equity securities, including direct investment in securities of non-U.S. companies traded overseas as well as American Depositary Receipts (“ADRs”) and other types of depositary receipts.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-NWQEIP-0512P